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                              SEASONS SERIES TRUST
      Supplement to the Prospectus and Statement of Additional Information
                               dated July 29, 2005


Effective December 1, 2005, Citigroup, Inc. ("Citigroup"), the indirect parent of Salomon Brothers Asset Management Inc. ("Salomon"), sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc.

Any references to Citigroup as the indirect parent of Salomon in the Prospectus and Statement of Additional Information should be deleted and replaced with Legg Mason.

Date:  December 13, 2005

Versions 2, 3 and 4; and Combined Master